UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2006
ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 1020 East Meadow Circle Palo Alto, California	94303

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 687-3900

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 27, 2006, Alexza Pharmaceuticals, Inc. (the “Company”) announced that the underwriters of its initial public offering have exercised in full their over-allotment option to purchase an additional 825,000 shares of common stock.
     A copy of the Company’s press release dated March 27, 2006, titled “Alexza Pharmaceuticals, Inc. Announces Exercise of Over-Allotment Option,” is attached hereto as Exhibit 99.1 and is herein incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release titled “Alexza Pharmaceuticals, Inc. Announces Exercise of Over-Allotment Option,” dated March 27, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexza Pharmaceuticals, Inc.
Date: April 26, 2006
	By:	/s/ Thomas B. King
Thomas B. King,
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release titled “Alexza Pharmaceuticals, Inc. Announces Exercise of Over-Allotment Option,” dated March 27, 2006.